3: FIRST FUNDS

FIRST FUNDS

Tennessee Tax-Free Portfolio

Class II, III & IV

SUPPLEMENT DATED JUNE 29, 2001
TO THE OCTOBER 28, 2000 PROSPECTUS

This supplement provides new information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus.

Class II

The Trustees of First Funds Trust (the "Trust") approved an increase to the front-end load schedule for Class II shares of the Tennessee Tax-Free Portfolio (the "Portfolio") at the March 8, 2001 meeting of the Board of Trustees. This increase will be effective as of July 2, 2001 on all new purchases, including subsequent investments by existing shareholders.

The section entitled "Maximum sales charge (load) imposed on purchases as a percentage of offering price" under the "Fees and Expenses" table on page 3 of the Prospectus currently reads 2.50% for Class II shares and shall be replaced with 3.75%.

The table entitled "Total Sales Load for Class II Shares" on page 12 of the Prospectus shall be deleted in its entirety and replaced with the following table:

Total Sales Load for Class II Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV	Broker-Dealer Reallowance
Less than $100,000	3.75	3.90	3.25
$100,000 to $249,999	3.00	3.09	2.65
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.50	1.52	1.25
$1,000,000 and over	0.50	0.50	0.40

All other references to the sales charge for Class II shares of the Portfolio in the Prospectus shall be replaced with the information as set forth in the above table.

Class III

The Portfolio has in place a contingent deferred sales charge ("CDSC") that currently applies to redemptions made during the first year after purchase of Class III shares of the Portfolio. However, the Trustees of the Trust approved an extension to the CDSC for Class III shares of the Portfolio at the March 8, 2001 meeting of the Board of Trustees.

Effective August 1, 2001, a 1.00% CDSC will be imposed on redemptions of Class III shares of the Portfolio within the first twenty-four months after purchase, applicable to all new sales, including subsequent investments by existing shareholders.

The first footnote to the "Fees and Expenses" table on page 3 of the Prospectus shall be deleted in its entirety and replaced with the following language:

Applied to redemptions made during the first twenty-four months after purchase.

The last sentence in the third paragraph of the section entitled "How Are Exchanges Made" on page 15 of the Prospectus shall be deleted in its entirety and replaced with the following language:

Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in the first sixteen months.

Class IV

The Trustees of the Trust also approved an increase and extension to the CDSC for Class IV shares of the Portfolio at the March 8, 2001 meeting of the Board of Trustees. This increase and extension will be effective as of July 2, 2001 on all new purchases, including subsequent investments by existing shareholders.

The section entitled "Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)" under the "Fees and Expenses" table on page 3 of the Prospectus currently reads 3.00% for Class IV shares and shall be replaced with 4.00%.

The first and second sentences under the section entitled "Deferred Sales Charges" on page 14 of the Prospectus shall be deleted in their entirety and replaced with the following two sentences:

A CDSC of up to 4.00% is imposed on redemptions of Class IV shares, based on the lower of the shares cost and the current net asset value. As shown in the table below, the CDSC associated with the Class IV shares is phased out over a period of six years.

The first sentence under the section entitled "Automatic Conversion" on page 14 of the Prospectus shall be deleted in its entirety and replaced with the following sentence:

After six years from the date of purchase, Class IV shares will automatically convert to Class II shares.

The table set forth under the section entitled "Deferred Sales Charges" on page 14 of the Prospectus shall be deleted in its entirety and replaced with the following table:

Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
4.00%	3.00%	3.00%	2.00%	2.00%	1.00%

All other references to the CDSC for Class IV shares of the Portfolio in the Prospectus shall be replaced with the information as set forth in the above table.